SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND
                             EXCHANGE ACT OF 1934


                                 July 13, 1999
                       (Date of Earliest Event Reported)


         AIRPLANES LIMITED                               AIRPLANES U.S. TRUST

 (Exact Name of Registrants as Specified in Memorandum of Association or Trust
                                  Agreement)


         Jersey, Channel Islands                       Delaware
        (State or Other Jurisdiction of Incorporation or Organization)

         33-99970-01                                   13-3521640
         (Commission File                              (IRS Employer
         Number)                                       Identification No.)


         Airplanes Limited                             Airplanes U.S. Trust
         22 Grenville Street                           1100 North Market Street
         St. Helier                                    Rodney Square North
         Jersey, JE4 8PX                                 Wilmington, Delaware
         Channel Islands                               19890-0001
         (011 44 1534 609 000)                         (1-302-651-1000)

         (Addresses and Telephone Numbers, Including Area Codes, of
                      Registrants' Principal Executive Offices)


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Item 5.   Other Events


          Attached hereto as Exhibit A is a copy of a Report to Certificateholders dated July 13, 1999, sent to each holder of a Pass Through Certificate issued by Airplanes Pass Through Trust.



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



                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                                     AIRPLANES LIMITED


Date: July 13, 1999                                  /s/ Roy M. Dantzic*
                                                     -------------------
                                                         Director and Officer


Date: July 13, 1999                                  AIRPLANES U.S. TRUST


                                                      /s/ Roy M . Dantzic*
                                                      Controlling Trustee
                                                      and Officer


                                                      *By: /s/ Michael Walsh
                                                           Attorney-in-Fact



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


                                 EXHIBIT INDEX


Exhibit A   -  Report to Certificateholders
Exhibit B   -  Power of Attorney for Airplanes Limited
Exhibit C   -  Power of Attorney for Airplanes U.S. Trust



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